Exhibit 10.1

AMENDMENT TO ASSET PURCHASE AGREEMENT

This Agreement effective the ____ day of June, 2008 (the “Amendment”) is to Amend the Asset Purchase Agreement by and among Rick’s Cabaret International, Inc., a Texas corporation (“Rick’s”), its wholly owned subsidiary, RCI Entertainment (Las Vegas), Inc., a Nevada corporation (the “Purchaser”), DI Food and Beverage of Las Vegas, LLC, a Nevada limited liability company (“DI Food” or “Seller”) and Harold Danzig (“Danzig”), Frank Lovaas (“Lovaas”) and Dennis DeGori (“DeGori”), who are all members of DI Food. Messrs. Danzig, Lovaas and DeGori are hereinafter collectively referred to herein as “Members.”

RECITALS

WHEREAS, Purchaser, Rick’s, Seller and the Members entered into an Asset Purchase Agreement dated April 17, 2008, (“Purchase Agreement”) for (i) the acquisition by Purchaser of all of the assets owned by the Seller which are associated or used in connection with the operation of an adult entertainment cabaret known as “SCORES” located at 3355 Procyon Street, Las Vegas, Nevada 89102 (the “Real Property” or the “Premises”), all as set forth in the Purchase Agreement; and (ii) the entering into an Option Agreement pursuant to which either the Purchaser or Seller may exercise the option to purchase the Real Property where SCORES is located; and

WHEREAS, Purchaser, Rick’s, Seller and the Members wish to amend Section 4.1 of the Purchase Agreement to change the Closing Date; and

WHEREAS, Purchaser, Rick’s, Seller and the Members wish to amend Section 11.1 of the Purchase Agreement to change the Termination Date.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement unless expressly defined otherwise in this Amendment.

2.           Except as otherwise specifically provided herein, all terms and conditions of the Purchase Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

Amendment to Purchase Agreement

3.           Amendment to Section 4.1 of the Purchase Agreement.

Purchaser, Rick’s, Seller and Members hereby amend Section 4.1 of the Purchase Agreement in its entirety to read as follows:

“The Closing.  The closing of the transactions contemplated by this Agreement shall take place on or before July 2, 2008 (the “Closing Date”), at the offices of Shimon & Lovaas, a Professional Corporation, 3016 W. Charleston Blvd., Suite 210, Las Vegas, Nevada 89102, or at such other time and place as agreed upon among the parties hereto (the “Closing”).”

4.           Amendment to Section 11.1 of the Purchase Agreement.

Purchaser, Rick’s, Seller and Members hereby amend Section 11.1 of the Purchase Agreement in its entirety to read as follows:

“Termination of Agreement.  This Agreement shall terminate and be of no force and effect and all other agreements executed herewith shall be of no force and effect if:  (i) the transactions contemplated by this Agreement, including the sale of the Purchased Assets are not consummated on or before July 2, 2008, unless all of the parties hereto agree in writing to extend the Agreement or (ii) all of the parties agree in writing to terminate this Agreement sooner.”

5.           This Amendment shall be of no force and effect until receipt and execution of this Amendment by Purchaser, Rick’s, Seller and the Members.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

6.           Except as expressly amended hereby, the Purchase Agreement remains in full force and effect.  Any references to the Purchase Agreement shall refer to the Purchase Agreement as amended hereby.

[signature page follows]

Amendment to Purchase Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first set forth above.

RICK’S CABARET INTERNATIONAL, INC.
/s/ Eric Langan
By: Eric Langan, President

RCI ENTERTAINMENT (LAS VEGAS), INC.
/s/ Eric Langan
By: Eric Langan, President

DI FOOD AND BEVERAGE OF LAS VEGAS, LLC
/s/ Dennis DeGori
By: Dennis DeGori, Manager

/s/ Harold Danzig
Harold Danzig, Individually,
Member of DI Food and Beverage of Las Vegas, LLC

/s/ Frank Lovaas
Frank Lovaas, Individually,
Member of DI Food and Beverage of Las Vegas, LLC

/s/ Dennis DeGori
Dennis DeGori, Individually,
Member of DI Food and Beverage of Las Vegas, LLC

Amendment to Purchase Agreement